UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 7, 2011

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors (the Audit Committee) of Franklin Covey Co. (the Company) has completed the process it undertook in accordance with its previously announced policy to review the appointment of the Company’s independent registered public accounting firm every five years.  Pursuant to this policy, the Audit Committee conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the remainder of fiscal 2011.

As a result of this process and following careful deliberation, the Audit Committee engaged Ernst & Young LLP (EY) as the Company’s independent registered public accounting firm for the remainder of the fiscal year ended August 31, 2011, and dismissed KPMG LLP (KPMG) from that role on March 7, 2011.

During the fiscal years ended August 31, 2010 and 2009, and in the subsequent interim period through March 7, 2011, there were no (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the Company’s financial statements for the fiscal years ended August 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit reports of KPMG on the effectiveness of internal control over financial reporting as of August 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG is attached as Exhibit 16.1 hereto.

In its decision to engage EY, the Audit Committee reviewed auditor independence and existing commercial relationships with EY, and concluded that EY has no commercial relationship with the Company that would impair its independence.  During the fiscal years ended August 31, 2010 or August 31, 2009, and in the subsequent interim period through November 27, 2010, neither the Company nor anyone acting on its behalf has consulted with EY on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits
16.1	Letter dated March 11, 2011 from KPMG LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	March 11, 2011	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated March 11, 2011 from KPMG LLP to the Securities and Exchange Commission.